UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 1, 2016

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.
1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070
The name and address of the registrant have not changed since the last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01.       Regulation FD Disclosure.
A copy of the press release referenced below is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01.       Other Events.
On July 1, 2016, The Southern Company, a Delaware corporation (“Southern Company”), completed its previously-announced merger pursuant to the Agreement and Plan of Merger, dated as of August 23, 2015 (the “Merger Agreement”), by and among Southern Company, AGL Resources Inc., a Georgia corporation (“AGL Resources”), and AMS Corp., a Georgia corporation and wholly-owned subsidiary of Southern Company (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into AGL Resources (the “Merger”), with AGL Resources surviving the Merger as a wholly-owned, direct subsidiary of Southern Company.
At the effective time of the Merger (the “Effective Time”):

(1)
Each share of common stock of AGL Resources issued and outstanding immediately prior to the Effective Time (other than dissenting shares) was cancelled and converted into the right to receive $66 in cash, without interest;

(2)
Each option to purchase shares of AGL Resources common stock, each award of restricted shares of AGL Resources common stock, each restricted stock unit payable in shares of AGL Resources common stock and each deferred stock unit payable in shares of AGL Resources common stock, in each case, that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled with cash consideration paid therefor in accordance with the terms of the Merger Agreement; and

(3)
Each performance share unit payable in shares of AGL Resources common stock that was outstanding immediately prior to the Effective Time was equitably converted into time-based awards for shares of Southern Company common stock as provided in the Merger Agreement, using a customary exchange ratio.

Following the Effective Time, shares of AGL Resources common stock, which previously traded under the ticker symbol “GAS” on the New York Stock Exchange (the “NYSE”), ceased trading on and were delisted from the NYSE.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of Southern Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2015.
On July 1, 2016, Southern Company and AGL Resources issued a joint press release announcing the completion of the Merger.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

2.1	Agreement and Plan of Merger by and among Southern Company, Merger Sub and AGL Resources, dated August 23, 2015. (Designated in Form 8-K dated August 23, 2015, File No. 1-6468, as Exhibit 2.1.)
99.1	Joint Press Release, dated July 1, 2016, issued by Southern Company and AGL Resources.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2016	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary

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